UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NEONC TECHNOLOGIES HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your **Vote** Counts!

NEONC TECHNOLOGIES HOLDINGS, INC.

2026 Annual Meeting
Vote by August 13, 2026
11:59 PM ET



NEONC TECHNOLOGIES HOLDINGS, INC.
23975 PARK SORRENTO, SUITE 205
CALABASAS, CALIFORNIA 91302

T01185-P54916

You invested in NEONC TECHNOLOGIES HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 14, 2026.**

Get informed before you vote

View the Notice and Proxy Statement, Form 10-K and Form 10-K/A online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 31, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

August 14, 2026
10:00 A.M. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/NTHI2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. To elect two Class I directors to serve for a three-year term ending as of the annual meeting in 2029. **Nominees:** 01) Victoria Medvec, Ph.D. 02) Steven L. Giannotta, M.D.	For
2. To approve an amendment to the Company's 2023 Equity Incentive Plan, as amended (the "Incentive Plan") to (i) increase the number of shares available for grant of awards by an additional 1,000,000 shares and (ii) to incorporate provisions for annual increases under the Incentive Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2033, equal to 20% of the total shares of our common stock outstanding on the last day of the immediately preceding calendar year.	For
3. To ratify the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.	For
4. To approve adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, under certain circumstances, including to establish a quorum and/or solicit additional proxies if there are insufficient votes to adopt one or more of the foregoing proposals.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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T01186-P54916